As filed with the Securities and Exchange Commission on January 4, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21167

NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman California Intermediate Municipal Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2009

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman
Intermediate Municipal
Closed-End Funds

Neuberger Berman California Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Fund Inc.

Neuberger Berman New York Intermediate Municipal Fund Inc.

Annual Report

October 31, 2009

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

California Intermediate Municipal Fund Inc.	3
Intermediate Municipal Fund Inc.	3
New York Intermediate Municipal Fund Inc.	3

SCHEDULE OF INVESTMENTS

California Intermediate Municipal Fund Inc.	7
Intermediate Municipal Fund Inc.	10
New York Intermediate Municipal Fund Inc.	17
23
FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS/PER SHARE DATA

California Intermediate Municipal Fund Inc.	35
Intermediate Municipal Fund Inc.	36
New York Intermediate Municipal Fund Inc.	37

Report of Independent Registered Public Accounting Firm	39

Distribution Reinvestment Plan	40

Directory	42

Directors and Officers	43

Proxy Voting Policies and Procedures	53

Quarterly Portfolio Schedule	53

Notice to Shareholders	53

Report of Votes of Shareholders	54

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual Fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. ©2009 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the fiscal year ended October 31, 2009. The report includes portfolio commentary, listings of the Funds' investments, and their audited financial statements for the reporting period.

Each Fund's investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific fund, a high level of current income exempt from that state's personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We invest in intermediate-term municipal bonds because our experience and research indicate strongly that this maturity range has historically offered the best risk/reward profile on the yield curve, providing much of the return of longer-term bonds — with less volatility and risk. We believe that our conservative investment philosophy and disciplined investment process will benefit you with superior tax exempt current income over the long term.

We are pleased to report that the Funds increased their distributions effective in August 2009 and again in January 2010.

In addition, I would like to provide an update on the Funds' tender offer activity. In June 2009, each Fund completed its first tender offer and accepted for tender approximately 10% of its outstanding common shares. Additionally, during the fiscal year, each Fund announced the implementation of a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under its tender offer program, if a Fund's common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires.

The Funds' initial measurement periods commenced on June 5, 2009 and ended on August 28, 2009. Given the results of its measurement period, Neuberger Berman California Intermediate Municipal Fund Inc. conducted a tender offer and accepted for tender approximately 10% of its outstanding common shares in October 2009. The discounts to NAV of the other two Funds were low enough that, under the terms of their semi-annual tender offer programs, no tender offers were required. To offset the expenses associated with the tender offers, Neuberger Berman agreed to extend the management fee waiver currently in place for each Fund.

Thank you for your confidence in the Funds. We will continue to do our best to earn your confidence and trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

Intermediate Municipal Closed-End Funds Portfolio Commentaries

For the fiscal year ended October 31, 2009, on a net asset value (NAV) basis, all three of the Neuberger Berman closed-end intermediate municipal bond funds posted strong returns and outperformed the Barclays Capital 10-Year Municipal Bond Index.

As the fiscal year began in November 2008, the municipal market was slowly beginning to emerge from one of its most challenging periods in recent memory. Collectively, the turmoil in the financial markets, frozen credit conditions, forced selling into illiquid markets and the rapidly weakening economy had caused risk aversion to spike. With investors seeking shelter in short-term Treasuries, even high quality municipal bonds were shunned. This, in turn, caused municipal prices to fall and AAA tax-exempt yields to reach 125% to 150% of comparable maturity U.S. Treasury yields.

After largely treading water in November 2008, interest in what we considered attractively valued municipal securities picked up steam in December and demand remained strong for the remainder of the reporting period. Further supporting municipal bond prices were signs of stabilization in the financial markets, improved liquidity and sharply falling new issuance of tax-exempt bonds. The decline in the new issue calendar of traditional tax-exempt municipal bonds can be partially attributed, we believe, to the successful launch of the taxable Build America Bond program.

Demand for tax-exempt securities was robust as many investors were seeking better returns than were available in various money market options. In addition, toward the conclusion of the period, the end of the most severe recession since the Great Depression appeared to be at hand. With risk aversion being replaced with increased risk appetite, lower-rated municipal bonds outperformed their higher quality counterparts as the fiscal year progressed.

The Funds' outperformance versus the benchmark during the fiscal year was due to a variety of factors. For example, the Funds' exposure to a number of lower-tier investment grade municipal bonds and non-rated and below-investment-grade securities enhanced their results. Also positively contributing to results was exposure to somewhat longer-term municipal bonds, as they outperformed short-term securities over the reporting period. Finally, the use of leverage was beneficial, as it served to amplify the strong returns in the overall municipal market.

Looking ahead, we maintain our positive outlook for the long-term prospects of the municipal bond market. The economy appears to have turned the corner and we believe inflation should be well contained for the time being. While we believe valuations are not as compelling as they were when the fiscal year began, in our opinion, municipal bonds should remain appealing given their steady stream of tax-exempt income. In addition, the potential for higher tax rates in the future could support the asset class.

To be sure, it will take time for state and local municipalities to mend their balance sheets. Therefore, we believe an emphasis on higher quality securities is warranted. As always, we will continue to actively manage the Funds and conduct thorough in-house fundamental research on the underlying credit characteristics of our existing and potential holdings.

California Intermediate Municipal Fund Inc.

For the fiscal year ended October 31, 2009, on a NAV basis, California Intermediate Municipal Fund returned 17.12% compared to the Barclays Capital 10-Year Municipal Bond Index's 12.42%.

As of October 31, 2009, the Fund was comprised of 83.9% revenue bonds, 13.8% general obligation bonds, and 2.3% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 7.4% of assets. At the close of the reporting period, the Fund's duration was 4.3 years and its leverage position was 42.6% of total assets.

Intermediate Municipal Fund Inc.

For the fiscal year ended October 31, 2009, on a NAV basis, Intermediate Municipal Fund returned 14.73% compared to the Barclays Capital 10-Year Municipal Bond Index's 12.42%.

As of October 31, 2009, the Fund was comprised of 80.6% revenue bonds, 15.3% general obligation bonds, 1.9% pre-refunded/escrowed bonds, and 2.2% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 6.9% of assets. At the close of the reporting period, the Fund's duration was 4.9 years and its leverage position was 40.5% of total assets.

New York Intermediate Municipal Fund Inc.

For the fiscal year ended October 31, 2009, on a NAV basis, New York Intermediate Municipal Fund returned 16.74% compared to the Barclays Capital 10-Year Municipal Bond Index's 12.42%.

As of October 31, 2009, the Fund was comprised of 91.9% revenue bonds, 3.7% general obligation bonds, and 4.4% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 15.4% of assets. At the close of the reporting period, the Fund's duration was 4.1 years and its leverage position was 40.6% of total assets.

Sincerely,

James L. Iselin
Portfolio Manager

TICKER SYMBOLS

California Intermediate Municipal Fund	NBW
Intermediate Municipal Fund	NBH
New York Intermediate Municipal Fund	NBO

CALIFORNIA INTERMEDIATE

MUNICIPAL FUND

RATING DIVERSIFICATION

(% by Market Value)
AAA/Government/ Government Agency	13.1%
AA	21.6
A	44.3
BBB	16.0
BB	5.0
B	0.0
CCC	0.0
CC	0.0
C	0.0
D	0.0
Short Term	0.0

INTERMEDIATE MUNICIPAL FUND

RATING DIVERSIFICATION

(% by Market Value)
AAA/Government/ Government Agency	27.5%
AA	22.1
A	31.9
BBB	11.8
BB	4.1
B	0.5
CCC	0.0
CC	0.0
C	0.0
D	0.0
Short Term	2.1

NEW YORK INTERMEDIATE

MUNICIPAL FUND

RATING DIVERSIFICATION

(% by Market Value)
AAA/Government/ Government Agency	12.3%
AA	27.8
A	29.7
BBB	17.7
BB	7.7
B	0.0
CCC	2.1
CC	0.0
C	0.0
D	0.0
Short Term	2.7

PERFORMANCE HIGHLIGHTS as of 10/31/09

Neuberger Berman
	Inception		Average Annual Total Return
NAV[1,3,4,5]	Date	1 Year	5 Years	Life of Fund
California Intermediate Municipal Fund	09/24/2002	17.12%	4.39%	5.44%
Intermediate Municipal Fund	09/24/2002	14.73%	4.08%	5.32%
New York Intermediate Municipal Fund	09/24/2002	16.74%	4.26%	5.23%
	Inception		Average Annual Total Return
Market Price[2,3,4,5]	Date	1 Year	5 Years	Life of Fund
California Intermediate Municipal Fund	09/24/2002	29.29%	4.80%	3.40%
Intermediate Municipal Fund	09/24/2002	24.76%	4.37%	3.41%
New York Intermediate Municipal Fund	09/24/2002	28.71%	4.76%	3.25%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Funds are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1  Returns based on the net asset value (NAV) of the Funds.

2  Returns based on the market price of Fund shares on the NYSE Amex.

3  A portion of the income from each Fund may be a tax preference item for purposes of the Federal Alternative Minimum Tax for certain investors.

4  Neuberger Berman Management LLC ("Management") has contractually agreed to waive a portion of the management fees that it is entitled to receive from each Fund. Each undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of each Fund would be lower.

5  Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary

Barclays Capital 10-Year Municipal Bond Index:	An unmanaged index that is the 10-year (8-12) component of the Barclays Capital Municipal Bond Index, which is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the index.

Schedule of Investments California Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Arizona (0.9%)
$ 750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$ 707
California (153.1%)
3,050	Abag Fin. Au. Cert. of Participation Rev. (Episcopal Homes Foundation), Ser. 1998, 5.13%, due 7/1/18	3,055	ß
900	Abag Fin. Au. Rev. (San Diego Hosp. Assoc.), Ser. 2003-C, 5.13%, due 3/1/18	902	ß
1,250	Alameda Co. Cert. of Participation Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.38%, due 12/1/17	1,297
1,285	Bay Area Governments Assoc. BART SFO Extension Rev. (Arpt. Premium Fare), Ser. 2002-A, (AMBAC Insured), 5.00%, due 8/1/21	1,215	ØØ
1,000	Burbank Pub. Svc. Dept. Elec. Rev., Ser. 1998, (FSA Insured), 5.13%, due 6/1/16	1,005
205	California Co. Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 4.75%, due 6/1/19	204
1,750	California Ed. Fac. Au. Ref. Rev. (Stanford Univ.), Ser. 2001-R, 5.00%, due 11/1/21	1,822	ß
500	California Ed. Fac. Au. Rev. (Scripps College), Ser. 2007, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/15	535	ß
2,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.88%, due 2/1/17	1,963
1,875	California HFA Rev. (Home Mtge.), Ser. 2007-E, 5.00%, due 2/1/42	1,875
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2004-I, 4.95%, due 7/1/26 Putable 7/1/14	2,093	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2009-C, 5.00%, due 7/1/37 Putable 7/2/12	2,079	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	2,052	ß
1,000	California Hlth. Fac. Fin. Au. Rev. (Kaiser Permanente), Ser. 1998-B, 5.00%, due 10/1/20	1,007	ß
500	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006-A, 5.00%, due 6/1/16	474	ß
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	1,074	ß
2,500	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002-A, 5.75%, due 5/1/17 Pre-Refunded 5/1/12	2,816
1,470	California St. Dept. of Wtr. Rev. (Ctrl. Valley Proj.), Ser. 2008-AE, 5.00%, due 12/1/20	1,636
2,250	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	2,317
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B, 5.50%, due 6/1/20	1,107
1,000	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End ), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/16	1,026
1,000	California St. Univ. Fresno Assoc., Inc. Rev. (Auxiliary Organization Event Ctr.), Ser. 2002, 5.00%, due 7/1/12	1,095
2,000	California Statewide CDA Cert. of Participation Rev. (Children's Hosp. Los Angeles), Ser. 1999, 5.13%, due 8/15/19	2,000	ß
1,490	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999, 5.38%, due 4/1/17	1,493	ß
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005-A, 5.00%, due 3/1/20	990	ß
5,000	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	5,307	ß
1,490	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,367	ß
1,000	California Statewide CDA Rev. (Daughters of Charity Hlth.), Ser. 2005-G, 5.00%, due 7/1/22	931	ß
1,255	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009, 6.25%, due 11/15/19	1,327	ß
450	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007-A, 4.80%, due 7/15/17	432	ß
1,020	Cerritos Pub. Fin. Au. Sub. Tax Allocation Rev. (Cerritos Redev. Proj.), Ser. 2002-B, 4.40%, due 11/1/16	944
1,500	Compton Unified Sch. Dist. Ref. G.O. (Election 2002), Ser. 2006-D, (AMBAC Insured), due 6/1/14	1,241
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%, due 12/15/21	1,307	ß
820	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/12	798
250	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/13	240
2,000	Fresno Joint Pwr. Fin. Au. Lease Rev. (Master Lease Proj.), Ser. 2008-A, 5.00%, due 4/1/23	2,026
1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 2/1/17	1,108
2,835	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 12/1/16	2,883

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$ 2,480	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	$ 2,541
1,000	Kings Canyon Joint Unified Sch. Dist. G.O., Ser. 2002, (FGIC Insured), 5.38%, due 8/1/17	1,056
1,245	Long Beach Bond Fin. Au. Tax Allocation Rev. (Downtown, North Long Beach, Poly High, & West Beach Redev. Proj.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 8/1/17 Pre-Refunded 8/1/12	1,385
500	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	526
4,000	Los Angeles Dept. of Arpts. Rev. (Los Angeles Int'l Arpt.), Ser. 2002-A, (FGIC Insured), 5.25%, due 5/15/18	4,184
1,500	Los Angeles Harbor Dept. Ref. Rev., Ser. 2001-B, (AMBAC Insured), 5.50%, due 8/1/17	1,527
1,000	Los Angeles Unified Sch. Dist. Ref. G.O., Ser. 2005-A1, (FGIC Insured), 5.00%, due 7/1/25	1,034
500	Marin Co. Dixie Elementary Sch. Dist. G.O., Ser. 2000-A, (FSA Insured), 5.38%, due 8/1/17	518
1,045	Marin Co. Muni. Wtr. Dist. Wtr. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.00%, due 7/1/17	1,095
1,090	Moreland Sch. Dist. Ref. G.O., Ser. 2002, (FGIC Insured), 5.13%, due 9/1/17	1,143
1,000	Mountain House Pub. Fin. Au. Util. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	909
535	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (FGIC Insured), 5.00%, due 1/1/16	554
565	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (FGIC Insured), 5.00%, due 1/1/17	582
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.70%, due 9/1/18	437
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.75%, due 9/1/19	427
1,045	Oakland G.O., Ser. 2002-A, (FGIC Insured), 5.00%, due 1/15/15	1,077
1,210	Oakland G.O., Ser. 2002-A, (FGIC Insured), 5.00%, due 1/15/18	1,228
605	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/16 Pre-Refunded 3/1/13	678
635	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/17 Pre-Refunded 3/1/13	711
1,290	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (FGIC Insured), 5.50%, due 9/1/17	1,306
1,445	Oceanside Cert. of Participation Ref. Rev., Ser. 2003-A, (AMBAC Insured), 5.25%, due 4/1/14	1,525
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,458
3,890	Port of Oakland Ref. Rev., Ser. 2002-N, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/13	4,054
440	Roseville Stone Point Comm. Fac. District Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	422
400	Sacramento Co. Sanitation Dist. Fin. Au. Rev., Ser. 2000-A, 5.60%, due 12/1/17	401
2,600	Sacramento Muni. Util. Dist. Elec. Rev., Ser. 1997-K, (AMBAC Insured), 5.70%, due 7/1/17	2,953
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%, due 8/1/24	1,574
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.80%, due 9/1/15	830
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.90%, due 9/1/16	802
2,000	San Diego Unified Sch. Dist. G.O., Ser. 2002-D, (FGIC Insured), 5.25%, due 7/1/21	2,198
1,000	San Francisco City & Co. Arpts. Commission Int'l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/21	1,049	Ø
1,500	San Francisco City & Co. Arpts. Commission Int'l Arpt. Rev., Ser. 1999-23A, (FGIC Insured), 5.25%, due 5/1/16	1,516
1,000	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (Mission Bay North Redev.), Ser. 2009-C, 5.50%, due 8/1/22	1,044
1,000	San Jose Arpt. Ref. Rev., Ser. 2003-B, (FSA Insured), 5.00%, due 3/1/11	1,025	ØØ
1,615	San Jose Arpt. Ref. Rev., Ser. 2003-B, (FSA Insured), 5.00%, due 3/1/12	1,679
925	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured), 4.95%, due 12/1/22	862	ß
1,060	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured), 5.00%, due 8/1/21	1,065
4,000	San Mateo Co. Joint Pwr. Fin. Au. Lease Rev. (Youth Svc. Campus), Ser. 2008-A, 5.25%, due 7/15/28	4,193
1,000	San Rafael City High Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2004-B, (FGIC Insured), due 8/1/18	647
1,620	Santa Clara Co. Fremont Union High Sch. Dist. G.O., Ser. 2002-C, (FSA Insured), 5.00%, due 9/1/20 Pre-Refunded 9/1/12	1,800
525	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.40%, due 7/1/13	532
505	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.50%, due 7/1/14	508
3,905	Solano Co. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/17 Pre-Refunded 11/1/12	4,368
745	South Gate Pub. Fin. Au. Tax Allocation Rev. (South Gate Redev. Proj. Number 1), Ser. 2002, (XLCA Insured), 5.00%, due 9/1/16	746
1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005-A, (FSA Insured), 5.00%, due 9/1/21	1,320

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$ 1,300	Tulare Local Hlth. Care Dist., Ser. 2007, 5.00%, due 11/1/20	$1,247
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, due 8/1/37	1,703
		121,482
Florida (0.5%)
420	Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09	420	ß
Guam (0.9%)
700	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	703
Illinois (1.1%)
1,000	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	897
Louisiana (1.5%)
1,250	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.50%, due 5/15/30	1,192
Nevada (1.5%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,148
New York (1.8%)
1,000	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	934	ß
500	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	500
		1,434
North Carolina (1.9%)
1,405	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2003-A, 5.50%, due 1/1/14	1,523
Pennsylvania (1.3%)
1,000	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.00%, due 1/1/18	1,014	ß
Puerto Rico (7.7%)
1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/15	942	ß
3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (FSA Insured), 5.25%, due 8/1/17	3,123
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (FSA Insured), 5.25%, due 8/1/21	1,022
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/39 Putable 8/1/11	1,037	µ
		6,124
Virgin Islands (1.3%)
1,000	Virgin Islands Wtr. & Pwr. Au. Elec. Sys. Ref. Rev., Ser. 1998, 5.30%, due 7/1/18	1,006
	Total Investments (173.5%) (Cost $136,142)	137,650	##
	Cash, receivables and other assets, less liabilities (0.9%)	691
	Liquidation Value of Auction Market Preferred Shares [(74.4%)]	(59,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$79,341

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Alabama (1.6%)
$ 4,210	DCH Hlth. Care Au. Hlth. Care Fac. Rev., Ser. 2002, 5.25%, due 6/1/14	$4,343
Arizona (9.2%)
1,465	Arizona Energy Management Svcs. (Main) LLC Energy Conservation Rev. (Arizona St. Univ. Proj.-Main Campus), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/17	1,539
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (AGC Insured), 5.13%, due 9/1/21	5,330
2,000	Arizona St. Trans. Board Hwy. Rev., Ser. 2008-A, 5.00%, due 7/1/26	2,148
2,265	Arizona Wtr. Infrastructure Fin. Au. Rev. (Wtr. Quality), Ser. 2008-A, 5.00%, due 10/1/22	2,536	ØØ
5,000	Mohave Co. Ind. Dev. Au. Correctional Fac. Contract Rev. (Mohave Prison LLC Expansion Proj.), Ser. 2008, 7.50%, due 5/1/19	5,965	ß
1,840	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/18	1,899
1,155	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/22	1,171
1,750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	1,649
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	1,983
		24,220
California (16.9%)
8,250	California HFA Rev. (Home Mtge.), Ser. 2003-M, (LOC: Bank of America), 0.50%, due 11/2/09	8,250	µ
2,810	California HFA Rev. (Home Mtge.), Ser. 2007-E, 5.00%, due 2/1/42	2,809	ØØ
1,500	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%, due 8/15/39	1,399	ß
1,955	California St. G.O., Ser. 2003, (AMBAC Insured), 5.00%, due 2/1/27	1,902
1,685	California St. G.O., Ser. 2007, (XLCA Insured), 4.50%, due 8/1/27	1,521
1,845	California St. G.O., Ser. 2005, 5.00%, due 3/1/19	1,885
1,500	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svcs. Cap East End), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/17	1,525
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,152
1,240	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	1,316	ß
1,265	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,160	ß
2,525	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev., Ser. 2003-A1, 6.25%, due 6/1/33	2,806
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E, due 8/1/29	2,832	µ
2,080	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/18	2,101
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B, 0.00%, due 8/1/19	1,159	¢
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 5.00%, due 9/1/17	735
2,000	San Francisco City & Co. Arpt. Commission Int'l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,052	Ø
9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/19	5,148	¢¢
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009, due 8/1/26	1,854	µ
		44,606
Colorado (6.3%)
1,250	Colorado Ed. & Cultural Facs. Au. Rev. (Nat'l Jewish Federal Board Prog.), Ser. 2009-C7, (LOC: U.S. Bank), 0.25%, due 11/2/09	1,250	µß
4,220	Colorado Springs Util. Sys. Sub. Lien Ref. Rev., Ser. 2002-A, (AMBAC Insured), 5.38%, due 11/15/18	4,575
1,325	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 1991-D, (XLCA Insured), 7.75%, due 11/15/13	1,454
4,000	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/15/14	4,198
4,610	Thornton Cert. of Participation, Ser. 2002, (AMBAC Insured), 5.38%, due 12/1/16 Pre-Refunded 12/1/12	5,197
		16,674
District of Columbia (0.4%)
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys., Ser. 2008-A, 5.50%, due 10/1/18	1,079

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Florida (4.5%)
$ 2,085	Fiddlers Creek Comm. Dev. Dist. Number 2 Spec. Assessment Rev., Ser. 2003-A, 6.00%, due 5/1/16	$1,291
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%, due 8/15/32	1,101	ß
985	Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09	986	ß
7,000	Palm Beach Co. Sch. Board Cert. of Participation, Ser. 2001-B, (AMBAC Insured), 5.38%, due 8/1/17	7,353
1,000	Sarasota Co. Util. Sys. Ref. Rev., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 10/1/20	1,035
		11,766
Georgia (3.0%)
4,575	Henry Co. Wtr. & Swr. Au. Ref. Rev., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.13%, due 2/1/17	4,955
2,710	Newnan Hosp. Au. Rev. Anticipation Cert. (Newnan Hosp., Inc. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	3,054	ß
		8,009
Illinois (10.3%)
5,905	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	5,296
180	Chicago G.O. (Unrefunded Bal.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 1/1/17	194
1,500	Chicago Metro. Wtr. Reclamation Dist. Cap. Imp. G.O., Ser. 2002-C, 5.38%, due 12/1/16 Pre-Refunded 12/1/12	1,696
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	2,151
5,130	Illinois Ed. Fac. Au. Rev. (Field Museum of Natural History), Ser. 2002, 4.30%, due 11/1/36 Putable 11/1/13	5,258	µß
4,000	Illinois Fin. Au. Rev. (Clare Oaks Proj.), Ser. 2006-A, 5.75%, due 11/15/16	3,594	ß
3,000	Illinois Hlth. Fac. Au. Rev. (Loyola Univ. Hlth. Sys.) (Unrefunded Bal.), Ser. 1997-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/14	3,191	ß
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998-A, (FGIC Insured), 5.50%, due 6/15/17	1,960
2,000	Kane, Cook, & DuPage Cos. Elgin Sch. Dist. Number U-46 G.O., Ser. 1998, (FSA Insured), 5.35%, due 1/1/15	2,076
2,250	Southwestern Illinois Local Gov't Dev. Au. Rev., (Collinsville Ltd.), Ser. 2007, 5.00%, due 3/1/25	1,756
		27,172
Indiana (12.3%)
1,995	Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17 Pre-Refunded 2/1/13	2,266
760	Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2002-B, 5.25%, due 2/1/18 Pre-Refunded 2/1/13	853	ØØ
8,005	Indiana Bond Bank Rev. (Unrefunded Bal. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17	8,660
2,800	Indiana Bond Bank Rev. (Unrefunded Bal. Revolving Fund Prog.), Ser. 2002-B, 5.25%, due 2/1/18	2,990
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006-B, 5.00%, due 2/15/21	3,983	ßØØ
1,000	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev., Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/18	1,051
2,050	Indiana Hlth. Fac. Fin. Au. Rev. (Hlth. Sys. Sisters of St. Francis), Ser. 2001, 5.35%, due 11/1/15	2,127	ß
1,065	Indiana St. Recreational Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/18	1,116
1,125	Indiana St. Recreational Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/19	1,174
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 5.75%, due 12/1/21	3,592
2,580	Indianapolis Local Pub. Imp. Rev. (Indianapolis Arpt. Au. Proj.), Ser. 2003-A, (FSA Insured), 5.63%, due 1/1/17	2,669
2,000	Jasper Hosp. Au. Hosp. Fac. Ref. Rev. (Mem. Hosp. & Hlth. Care Ctr. Proj.), Ser. 2002, (Radian Insured), 5.50%, due 11/1/17	2,084	ß
		32,565
Iowa (5.0%)
1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007-C, 5.00%, due 6/1/15	1,057
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22	5,743

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$ 2,875	Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.30%, due 6/1/25 Pre-Refunded 6/1/11	$3,054
3,000	Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed Rev., Ser. 2005-C, 5.38%, due 6/1/38	2,222
1,005	Kirkwood Comm. College Iowa New Jobs Training Cert. G.O.(Merged Area X), Ser. 2007-1B, 5.00%, due 6/1/17	1,064
		13,140
Kansas (1.1%)
2,575	Kansas St. Dev. Fin. Au. Rev. (Kansas Proj.), Ser. 2009-M1, 5.00%, due 11/1/25	2,799
Louisiana (0.4%)
1,000	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.50%, due 5/15/30	954
Maryland (0.4%)
1,000	Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Union Hosp. of Cecil Co.), Ser. 2002, 5.50%, due 7/1/14	1,037	ß
Massachusetts (8.4%)
1,850	Massachusetts St. G.O., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.38%, due 1/1/18 Pre-Refunded 1/1/13	2,065
2,070	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Caritas Christi Oblig. Group), Ser. 1999-A, 5.70%, due 7/1/15	2,075	ß
1,990	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Milford-Whitinsville Reg. Hosp.), Ser. 1998-C, 5.75%, due 7/15/13	2,001	ß
4,935	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (New England Med. Ctr. Hosp.), Ser. 2002-H, (FGIC Insured), 5.38%, due 5/15/16 Pre-Refunded 5/15/12	5,427	ß
5,030	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	5,458
2,775	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (Unrefunded Bal. Rev. Pool Prog.), Ser. 2001-7, 5.25%, due 2/1/16	2,908
2,000	Massachusetts St. Wtr. Poll. Abatement Trust. Rev. (Pool Prog.), Ser. 2001-7, 5.25%, due 2/1/16 Pre-Refunded 8/1/11	2,143
		22,077
Michigan (3.6%)
1,375	Macomb Co. New Haven Comm. Sch. Bldg. & Site G.O., Ser. 2002, 5.25%, due 5/1/17 Pre-Refunded 11/1/12	1,538
1,500	Michigan St. Bldg. Au. Rev. (Fac. Prog.), Ser. 2001-II, 5.50%, due 10/15/18 Pre-Refunded 10/15/11	1,636
3,850	Royal Oak Hosp. Fin. Au. Hosp. Ref. Rev. (William Beaumont Hosp.), Ser. 1996, 6.25%, due 1/1/12	4,072	ß
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	1,503
780	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	710
		9,459
Minnesota (2.6%)
2,000	Freeborn Co. Hsg. & Redev. Au. Lease Rev. (Criminal Justice Ctr. Proj.), Ser. 2002, 5.38%, due 2/1/17	2,050
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	2,094	ß
2,540	St. Paul Port Au. Lease Rev. (Office Bldg.), Ser. 2002, 5.00%, due 12/1/17	2,692
		6,836
Mississippi (2.1%)
4,000	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	3,885	ß
1,500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	1,613	ß
		5,498

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Missouri (5.5%)
$ 3,495	Bi State Dev. Agcy. Metro. Dist. Rev. (Metrolink Cross Co. Proj.), Ser. 2002-B, (FSA Insured), 5.25%, due 10/1/16	$3,651
2,000	Boone Co. Hosp. Ref. Rev. (Boone Hosp. Ctr.), Ser. 2002, 5.05%, due 8/1/20	2,024	ß
2,425	Branson Dev. Fin. Board Infrastructure Fac. Board Rev., Ser. 2003-A, 5.00%, due 12/1/17	2,440
705	Branson Ind. Dev. Au. Tax Increment Rev. (Branson Landing-Retail Proj.), Ser. 2005, 5.25%, due 6/1/21	554
2,000	Missouri St. Env. Imp. & Energy Res. Au. Wtr. Poll. Ctrl. & Drinking Wtr. Rev., Ser. 2002-B, 5.50%, due 7/1/16	2,221
360	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-II, (FHA Insured), 5.25%, due 12/1/16	366	[a]
110	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-III, (FHA Insured), 5.05%, due 12/1/15	111
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007-A, (XLCA Insured), 5.00%, due 4/1/26	3,026
		14,393
Nevada (4.0%)
1,635	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 6.50%, due 6/15/17	1,814
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	4,068
4,355	Las Vegas Valley Wtr. Dist. Ref. & Wtr. Imp. G.O., Ser. 2003-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/1/16	4,596
		10,478
New Hampshire (1.7%)
2,600	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Dartmouth-Hitchcock Clinic), Ser. 2009, 5.00%, due 8/1/19	2,637	ß
1,700	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Univ. Sys. of New Hampshire) (Unrefunded Bal.), Ser. 2001, (AMBAC Insured), 5.38%, due 7/1/17	1,786	ØØ
		4,423
New Jersey (3.5%)
1,500	New Jersey Econ. Dev. Au. Cigarette Tax Rev., Ser. 2004, 5.63%, due 6/15/19	1,501	ØØ
6,900	New Jersey Ed. Fac. Au. Rev. (Stevens Institute of Technology), Ser. 2002-C, 5.25%, due 7/1/17 Pre-Refunded 7/1/13	7,767	ß
		9,268
New York (8.9%)
605	Hempstead Town Local Dev. Corp. Rev. (Adelphi Univ. Proj.), Ser. 2009-B, 5.00%, due 2/1/34	611	ß
740	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	827
3,250	New York City G.O., Ser. 2002-C, 5.50%, due 8/1/15	3,558
2,580	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/14	2,717	ß
2,750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	2,750
1,100	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
1,700	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/20 Pre-Refunded 3/15/13	1,925
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/33	3,910	ßØ
2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	1,925
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,185
3,000	Tobacco Settlement Fin. Corp., Ser. 2003-B-1C, 5.50%, due 6/1/21	3,161
		23,569
North Carolina (2.5%)
5,250	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2009-A, 5.00%, due 1/1/26	5,457
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, 5.63%, due 6/1/24	1,049
		6,506
North Dakota (1.6%)
4,100	Fargo Hlth. Sys. Rev. (Meritcare Obligated Group), Ser. 2002-A, (AMBAC Insured), 5.63%, due 6/1/17	4,213	ß

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Ohio (1.5%)
$ 3,760	Ohio St. Air Quality Dev. Au. Env. Imp. Ref. Rev. (USX Corp. Proj.), Ser. 1995, 5.00%, due 11/1/15 Putable 11/1/11	$3,916	µß
Pennsylvania (5.3%)
1,765	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.05%, due 1/1/19	1,784	ß
565	Delaware River Joint Toll Bridge Comm. Sys. Rev., Ser. 2003, 5.25%, due 7/1/18 Pre-Refunded 7/1/13	641
435	Delaware River Joint Toll Bridge Comm. Sys. Rev. (Unrefunded Bal.), Ser. 2003, 5.25%, due 7/1/18	457
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008-A, 6.10%, due 7/1/22	1,928	ß
5,000	Montgomery Co. Higher Ed. & Hlth. Au. Hosp. Rev. (Abington Mem. Hosp. Proj.), Ser. 2002-A, 5.00%, due 6/1/19	4,977	ß
2,000	Philadelphia Arpt. Ref. Rev. (Philadelphia Arpt. Sys.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.38%, due 6/15/14	2,021
1,480	Sayre Hlth. Care Fac. Au. Rev., (Guthrie Hlth. Proj.), Ser. 2002-A, 5.75%, due 12/1/21 Pre-Refunded 12/1/11	1,640	ß
520	Sayre Hlth. Care Fac. Au. Rev. (Unrefunded Bal.), (Guthrie Hlth. Proj.), Ser. 2002-A, 5.75%, due 12/1/21	535	ß
		13,983
Puerto Rico (1.2%)
3,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/39 Putable 8/1/11	3,109	µ
South Carolina (2.6%)
1,100	Charleston Co. Sch. Dist. G.O., Ser. 2001, (FSA Insured), 5.00%, due 2/1/18	1,142
2,140	Mt. Pleasant Town Waterworks & Swr. Sys. Ref. & Imp. Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,295
3,500	Union Co. IDR (Federal Paper Board Co., Inc. Proj.), Ser. 1989, 4.55%, due 11/1/09	3,500	ß
		6,937
Tennessee (1.3%)
1,655	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev., Ser. 2002-A, (FSA Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	1,862	ß
1,360	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev. (Unrefunded Bal.), Ser. 2002-A, (FSA Insured), 5.50%, due 1/1/18	1,466	ß
		3,328
Texas (20.0%)
4,145	Anson Ed. Fac. Corp. Std. Hsg. Rev. (Univ. of Texas at Dallas-Waterview Park Proj.), Ser. 2002, (ACA Insured), 5.00%, due 1/1/23	2,774	ß
865	Austin Convention Enterprises, Inc. Convention Ctr. Hotel First Tier Rev., Ser. 2001-A, 6.38%, due 1/1/16 Pre-Refunded 1/1/11	911
3,600	Corpus Christi Tax & Muni. Hotel Occupancy Tax G.O., Ser. 2002, (FSA Insured), 5.50%, due 9/1/17	3,836
1,935	Dallas-Fort Worth Int'l Arpt. Imp. Rev., Ser. 2004-B, (FSA Insured), 5.50%, due 11/1/18	2,023
1,750	Ector Co. Hosp. Dist. Hosp. Rev., Ser. 2002-A, 5.63%, due 4/15/16	1,759
1,745	Ector Co. Hosp. Dist. Hosp. Rev., Ser. 2002-A, 5.63%, due 4/15/17	1,752
2,300	Harris Co. Perm. Imp. Ref. G.O., Ser. 2008-B, 5.00%, due 10/1/19	2,600
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33	2,991
2,210	Harris Co. Toll Road Sr. Lien Rev., (Unrefunded Bal.), Ser. 2002, (FSA Insured), 5.38%, due 8/15/16	2,393
4,790	Harris Co. Toll Road Sr. Lien Rev., Ser. 2002, (FSA Insured), 5.38%, due 8/15/16 Pre-Refunded 8/15/12	5,349
610	HFDC Ctr. Texas, Inc. Retirement Fac. Rev., Ser. 2006-A, 5.25%, due 11/1/15	581	ß
3,235	Houston Arpt. Sys. Sub. Lien. Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/16	3,282
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20	1,108
4,780	North Central Hlth. Fac. Dev. Corp. Hosp. Ref. Rev. (Baylor Hlth. Care Sys. Proj.), Ser. 1998, 5.10%, due 5/15/13	4,836	ß
3,000	North Texas Tollway Au. Dallas North Tollway Sys. Rev., Ser. 2005-C, 6.00%, due 1/1/23	3,241
950	Northwest Texas Independent Sch. Dist. Sch. Bldg., Ser. 2002, (PSF Insured), 5.50%, due 8/15/17 Pre-Refunded 2/15/13	1,077

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$ 50	Northwest Texas Independent Sch. Dist. Sch. Bldg. (Unrefunded Bal.), Ser. 2002, (PSF Insured), 5.50%, due 8/15/17	$ 54
20	San Antonio Cert. of Oblig. G.O., Ser. 2002, 5.00%, due 2/1/14 Pre-Refunded 2/1/12	22
1,240	San Antonio Cert. of Oblig. G.O. (Unrefunded Balance), Ser. 2002, 5.00%, due 2/1/14	1,329
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev., (St. Edwards Univ. Proj.), Ser. 2007, 5.00%, due 6/1/19	503	ß
910	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19 Pre-Refunded 9/1/12	1,021
1,000	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev. (Unrefunded Bal.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19	1,045
4,200	Tarrant Reg. Wtr. Dist. Wtr. Ref. & Imp. Rev., Ser. 2002, (FSA Insured), 5.38%, due 3/1/16	4,572
235	Texas Std. Hsg. Corp. Std. Hsg. Rev. (Midwestern St. Univ. Proj.), Ser. 2002, 5.50%, due 9/1/12	252
1,000	Trinity River Au. Imp. & Ref. Rev. (Tarrant Co. Wtr. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 2/1/16 Pre-Refunded 2/1/13	1,130
1,085	Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg. Hlth. Care Ctr. Proj.), Ser. 2003, 5.25%, due 7/1/13	1,116	ß
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,153
		52,710
Utah (1.7%)
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/28	3,169	ßØ
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,271
		4,440
Virginia (0.8%)
2,620	Peninsula Ports Au. Res. Care Fac. Ref. Rev. (VA Baptist Homes), Ser. 2006-C, 5.25%, due 12/1/21	1,360	ß
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of Hampton Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22	853	ß
		2,213
Washington (9.0%)
5,000	King & Snohomish Cos. Northshore Sch. Dist. Number 417 G.O., Ser. 2002, (FSA Insured), 5.50%, due 12/1/17 Pre-Refunded 6/1/12	5,557
6,250	Port of Seattle Sub. Lien Rev., Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/16	6,434
1,000	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	1,011
1,000	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/23	1,025
1,625	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/18	1,690
2,500	Tacoma Wtr. Sys. Rev., Ser. 2001, (National Public Finance Guarantee Corp. Insured), 5.13%, due 12/1/19	2,582
2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009, 5.38%, due 10/1/29	2,472	Ø
3,125	Washington St. Hlth. Care Fac. Au. Rev. (Yakima Valley Mem. Hosp. Assoc.), Ser. 2002, (ACA Insured), 5.00%, due 12/1/17	3,076	ß
		23,847
West Virginia (0.4%)
1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	1,100
Wisconsin (7.3%)
995	Badger Tobacco Asset Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 6.13%, due 6/1/27	1,078
1,900	Univ. of Wisconsin Hosp. & Clinics Au. Hosp. Rev., Ser. 2002-B, 5.50%, due 4/1/12	1,984
7,205	Wisconsin St. G.O., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/1/17 Pre-Refunded 5/1/12	7,900
1,370	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Aurora Med. Group, Inc. Proj.), Ser. 1996, (FSA Insured), 6.00%, due 11/15/11	1,453	ß
1,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Franciscan Sisters Hlth. Care), Ser. 2007, 5.00%, due 9/1/14	1,027	ß

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$ 2,780	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Kenosha Hosp. & Med. Ctr., Inc. Proj.), Ser. 1999, 5.50%, due 5/15/15	$2,803	ß
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,061	ß
		19,306
Wyoming (1.8%)
4,895	Wyoming Comm. Dev. Au. Hsg. Rev., Ser. 2006-6, 5.00%, due 12/1/21	4,834
Other (1.0%)
3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	2,656	Ñ
	Total Investments (169.7%) (Cost $442,361)	447,463	##
	Liabilities, less cash, receivables and other assets [(1.7%)]	(4,428)
	Liquidation Value of Auction Market Preferred Shares [(68.0%)]	(179,400)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$263,635

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
Arizona (0.7%)
$ 500	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$471
California (2.0%)
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,429
Florida (0.4%)
280	Miami Beach Hlth. Fac. Au. Hosp. Ref. Rev. (Mount Sinai Med. Ctr. of Florida Proj.), Ser. 2004, 6.25%, due 11/15/09	280	ßØØ
Guam (0.7%)
500	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	502
Illinois (1.3%)
1,000	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	897
Louisiana (1.3%)
1,000	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.50%, due 5/15/30	954
Nevada (1.6%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,148	ØØ
New York (154.3%)
3,000	Albany IDA Civic Fac. Rev. (Charitable Leadership Foundation Ctr. for Med. Science Proj.), Ser. 2002-A, 6.00%, due 7/1/19	2,531
1,000	Buffalo & Fort Erie Pub. Bldg. Au. Toll Bridge Sys. Rev., Ser. 2005, (LOC: Bank of Nova Scotia), 4.00%, due 1/1/25 Putable 7/1/10	1,024	µ
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	444	ß
1,000	Dutchess Co. IDA Civic Fac. Ref. Rev. (Marist College Proj.), Ser. 2003-A, 5.15%, due 7/1/17	1,045	ßØØ
2,000	Dutchess Co. IDA Rev. Ind. Rev. (IBM Proj.), Ser. 1999, 5.45%, due 12/1/29 Putable 12/1/09	2,007	µß
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (FGIC Insured), 5.00%, due 12/1/21	1,136
855	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	956
750	Madison Co. IDA Civic Fac. Rev. (Oneida Hlth. Sys., Inc. Proj.), Ser. 2007, 5.25%, due 2/1/27	685	ß
1,000	Metro. Trans. Au. Rev., Ser. 2009-A2, 4.00%, due 11/15/17	1,034
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. Rochester), Ser. 2005, 5.00%, due 8/1/15	1,042	ß
980	Monroe Co. IDA Std. Hsg. Rev. (Collegiate Hsg. Foundation—Rochester Institute of Technology Proj.), Ser. 1999-A, 5.25%, due 4/1/19	852	ß
1,000	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	1,017
1,000	Monroe Co. Pub. Imp. Ref. G.O., Ser. 1996, 6.00%, due 3/1/13	1,090
1,125	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	1,051	ß
2,000	Nassau Co. Swr. & Storm Wtr. Fin. Au. Sys. Rev., Ser. 2008-A, (BHAC Insured), 5.38%, due 11/1/28	2,201
1,000	New York City G.O., Ser. 2002-A, 5.75%, due 8/1/16	1,082
750	New York City G.O., Ser. 2002-C, 5.50%, due 8/1/15	821
1,410	New York City Hlth. & Hosp. Corp. Rev., Ser. 2002-A, (FSA Insured), 5.50%, due 2/15/13	1,506	ß
4,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2002-E2, 5.05%, due 11/1/23	4,001
1,300	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2008-H2A, (LOC: Dexia Credit Locale de France), 0.27%, due 11/2/09	1,300	µ
1,000	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/15	1,046	ß
1,030	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/17	1,066	ß
2,920	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22	3,020	ß
750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	750

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$ 2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19 Putable 1/1/16	$2,026	µß
960	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 1992-A, (AMBAC Insured), 5.88%, due 6/15/13	1,109
1,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2008-CC, 5.13%, due 6/15/30	1,048
2,025	New York City Transitional Fin. Au. Ref. Rev., Ser. 2002-C, (AMBAC Insured), 5.25%, due 8/1/17	2,198
800	New York G.O. (Fiscal 2008), Ser. 2008-J5, (LOC: Dexia Credit Locale de France), 0.24%, due 11/2/09	800	µ
660	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
2,000	New York St. Dorm. Au. Court Fac. Lease Rev. (New York City Issue), Ser. 2003-A, 5.50%, due 5/15/17 Pre-Refunded 5/15/13	2,279
1,675	New York St. Dorm. Au. Insured Rev. (Long Island Univ.), Ser. 2003-A, (Radian Insured), 5.25%, due 9/1/15	1,709	ß
1,600	New York St. Dorm. Au. Insured Rev. (The Culinary Institute of America), Ser. 1999, (National Public Finance Guarantee Corp. Insured), 5.38%, due 7/1/15	1,621	ß
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,209	ß
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	251	ß
1,125	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	1,248
2,985	New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.), Ser. 2001, 5.75%, due 7/1/14	3,026	ß
2,000	New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.), Ser. 2001, 5.75%, due 7/1/16	2,003	ß
2,000	New York St. Dorm. Au. Rev. (Mount Sinai NYU Hlth.), Ser. 2000-C, 5.50%, due 7/1/26	2,001	ß
1,980	New York St. Dorm. Au. Rev. (New York Med. College Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 7/1/21	1,981	ß
500	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003, 5.00%, due 5/1/18	506	ß
2,855	New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.), Ser. 2002, (SONYMA Insured), 5.25%, due 11/1/15	3,039	ß
2,410	New York St. Dorm. Au. Rev. (Rochester Institute of Technology Proj.), Ser. 2002-A, (AMBAC Insured), 5.25%, due 7/1/19	2,515	ß
1,000	New York St. Dorm. Au. Rev. (Sch. Dist. Financing Proj.), Ser. 2002-A (National Public Finance Guarantee Corp. Insured), 5.75%, due 10/1/17	1,070
3,000	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Bank), 4.60%, due 7/1/16	2,882	ß
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured), 5.00%, due 8/1/21	922	ß
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/24	1,628	ßØ
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A, 5.00%, due 7/1/20	997	ß
1,085	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B, 5.25%, due 7/1/24	1,078	ß
3,900	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/17 Pre-Refunded 3/15/13	4,417
5,000	New York St. Energy Res. & Dev. Au. Fac. Rev. (Consolidated Edison Co. of New York, Inc. Proj.), Ser. 2001, 4.70%, due 6/1/36 Putable 10/1/12	5,059	µß
1,000	New York St. Env. Fac. Corp. St. Clean Wtr. & Drinking Wtr. Rev., Ser. 2008-B, 5.00%, due 6/15/28	1,066
1,615	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.50%, due 11/1/29	1,585
2,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 1997-67, 5.70%, due 10/1/17	2,006
1,475	New York St. Thruway Au. Hwy. & Bridge, Ser. 2007-B, 5.00%, due 4/1/20	1,602
1,090	New York St. Thruway Au. Hwy. & Bridge, Ser. 2009-B, 5.00%, due 4/1/19	1,206
250	New York St. Urban Dev. Corp. Correctional & Youth Fac. Svc. Rev., Ser. 2002-C, 4.00%, due 1/1/20 Putable 1/1/11	258	µ
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,366
965	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2008-A1, 5.00%, due 12/15/23	1,040	ØØ
1,375	New York Tobacco Settlement Fin. Corp., Ser. 2003-B1C, 5.50%, due 6/1/22	1,443
2,000	Niagara Co. IDA Civic Fac. Rev. (Niagara Univ. Proj.), Ser. 2001-A, (Radian Insured), 5.50%, due 11/1/16	2,035	ß
3,000	Port Au. of NY & NJ Rev., Ser. 2002, (AMBAC Insured), 5.50%, due 12/15/12	3,242
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	989	ß
1,570	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/24	1,580
2,000	Triborough Bridge & Tunnel Au. Rev., Ser. 2008-D, 5.00%, due 11/15/23	2,171
1,535	Ulster Co. Res. Rec. Agcy. Solid Waste Sys. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	1,645
500	United Nations Dev. Corp. Sr. Lien. Ref. Rev., Ser. 2004-A, 5.25%, due 7/1/17	502
1,000	Westchester Co. IDA Continuing Care Retirement Comm. Rev. (Kendal on Hudson Proj.), Ser. 2003-B, 5.70%, due 1/1/34 Putable 1/1/10	1,002	µß

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$ 930	Yonkers IDA Civic Fac. Rev. (Comm. Dev. Properties-Yonkers, Inc.), Ser. 2001-A, 6.25%, due 2/1/16 Pre-Refunded 2/1/11	$ 980	ß
		109,047
Pennsylvania (2.3%)
1,590	Cumberland Co. West Shore Area Hosp. Au. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 5.90%, due 1/1/17	1,614	ß
Puerto Rico (2.8%)
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/16	979	ß
1,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Ser. 2009-A, 5.00%, due 8/1/39 Putable 8/1/11	1,036	µ
		2,015
	Total Investments (167.4%) (Cost $118,155)	118,357	##
	Cash, receivables and other assets, less liabilities (0.9%)	573
	Liquidation Value of Auction Market Preferred Shares [(68.3%)]	(48,250)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$ 70,680

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  Investments in securities by Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund", and collectively, the "Funds") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Funds seek to obtain quotations from principal market makers. I f such quotations are not readily available, securities are valued using methods each Fund's Board of Directors has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures"("ASC 820"), formerly known as Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements, investments held by a Fund are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds' investments some of which are discussed above.

  In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary, by category of Level, of the inputs used to value the Funds' investments as of October 31, 2009:

Asset Valuation Inputs Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3	Total
California
Investments:
Municipal Notes^	$—	$137,650	$—	$137,650
Total Investments	—	137,650	—	137,650
Intermediate
Investments:
Municipal Notes^	—	447,463	—	447,463
Total Investments	—	447,463	—	447,463

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3	Total
New York
Investments:
Municipal Notes^	$—	$118,357	$—	$118,357
Total Investments	—	118,357	—	118,357

^  The Schedule of Investments provides information on the state categorization for the portfolio.

##  At October 31, 2009, selected fund information on a U.S. federal income tax basis was as follows:

Neuberger Berman (000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California	$136,142	$3,261	$1,753	$1,508
Intermediate	442,367	14,772	9,676	5,096
New York	118,158	2,689	2,490	199

@  At time of investment, municipal securities purchased by the Funds are within the four highest rating categories (with respect to at least 80% of total assets) assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc., Standard & Poor's, or Fitch Investors Services, Inc. or, where not rated, are determined by the Funds' investment manager to be of comparable quality. Approximately 69%, 59%, and 64% of the municipal securities held by California, Intermediate, and New York, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

ß  Security is guaranteed by the corporate or non-profit obligor.

ñ  These securities have been deemed by the investment manager to be illiquid. At October 31, 2009, these securities amounted to $2,656,000 or 0.6% of net assets applicable to common shareholders for Intermediate.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2009.

a  Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.

‡  Security is in default.

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2009, these securities amounted to $1,049,000 or 1.3% of net assets applicable to common shareholders for California, $11,603,000 or 4.4% of net assets applicable to common shareholders for Intermediate and $1,628,000 or 2.3% of net assets applicable to common shareholders for New York.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued purchase commitments.

¢  Currently a zero coupon security; will convert to 6.38% on August 1, 2019.

¢¢  Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

#  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At October 31, 2009, these securities amounted to approximately $110 or 0.0% of net assets applicable to common shareholders for Intermediate and approximately $66 or 0.0% of net assets applicable to common shareholders for New York.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of October 31, 2009	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of October 31, 2009
Intermediate	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	$1,100	0.4%	$0	0.0%
New York	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	660	0.9	0	0.0

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Intermediate Municipal Closed-End Funds
(000's omitted except per share amounts)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	October 31, 2009	October 31, 2009	October 31, 2009
Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:
Unaffiliated issuers	$137,650	$447,463	$118,357
Cash	797	8,356	833
Interest receivable	2,055	6,959	1,798
Receivable for securities sold	10	1,717	—
Prepaid expenses and other assets	15	30	—
Total Assets	140,527	464,525	120,988
Liabilities
Distributions payable—preferred shares	2	35	10
Distributions payable—common shares	325	1,118	296
Payable for securities purchased	1,707	20,086	1,630
Payable to investment manager—net (Notes A & B)	12	38	10
Payable to administrator—net (Note B)	37	114	30
Accrued expenses and other payables	103	99	82
Total Liabilities	2,186	21,490	2,058
Auction Market Preferred Shares Series A & B at liquidation value
3,000, 8,000 and 3,000 shares authorized, 2,360, 7,176 and 1,930 shares issued and outstanding for California, Intermediate and New York, respectively;
$.0001 par value; $25,000 liquidation value per share (Note A)	59,000	179,400	48,250
Net Assets applicable to Common Shareholders at value	$79,341	$263,635	$70,680
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$78,644	$265,984	$71,734
Undistributed net investment income (loss)	715	3,364	608
Accumulated net realized gains (losses) on investments	(1,526)	(10,815)	(1,864)
Net unrealized appreciation (depreciation) in value of investments	1,508	5,102	202
Net Assets applicable to Common Shareholders at value	$79,341	$263,635	$70,680
Common Shares Outstanding ($.0001 par value, 999,997,000, 999,992,000 and 999,997,000 shares authorized for California, Intermediate and New York, respectively)	5,507	18,635	5,024
Net Asset Value Per Common Share Outstanding	$14.41	$14.15	$14.07
*Cost of Investments:	$136,142	$442,361	$118,155

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Intermediate Municipal Closed-End Funds
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009
Investment Income:
Income (Note A)
Interest income	$6,960	$21,898	$5,769
Expenses:
Investment management fees (Note B)	369	1,127	299
Administration fees (Note B)	443	1,353	359
Auction agent fees (Note B)	126	382	102
Audit fees	56	56	56
Basic maintenance expense (Note B)	25	25	25
Custodian fees (Note B)	85	151	73
Insurance expense	7	20	5
Legal fees	111	266	87
Shareholder reports	39	72	41
Stock exchange listing fees	6	20	5
Stock transfer agent fees	20	20	20
Directors' fees and expenses	45	45	45
Tender offer fees (Note E)	52	58	21
Miscellaneous	29	30	19
Total expenses	1,413	3,625	1,157
Investment management fees waived (Note B)	(222)	(676)	(180)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1)	(5)	(1)
Total net expenses	1,190	2,944	976
Net investment income (loss)	$5,770	$18,954	$4,793
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,362)	(9,553)	(1,053)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	9,198	27,702	7,294
Net gain (loss) on investments	7,836	18,149	6,241
Distributions to Preferred Shareholders	(513)	(1,555)	(426)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$13,093	$35,548	$10,608

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Intermediate Municipal Closed-End Funds
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND		INTERMEDIATE MUNICIPAL FUND
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$5,770	$6,276	$18,954	$20,163
Net realized gain (loss) on investments	(1,362)	66	(9,553)	(232)
Change in net unrealized appreciation (depreciation) of investments	9,198	(10,828)	27,702	(31,724)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(513)	(2,117)	(1,555)	(6,742)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	13,093	(6,603)	35,548	(18,535)
Distributions to Common Shareholders From (Note A):
Net investment income	(4,272)	(4,349)	(13,345)	(13,475)
From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with tender offer (Note E)	(17,811)	—	(27,869)	—
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(8,990)	(10,952)	(5,666)	(32,010)
Net Assets Applicable to Common Shareholders:
Beginning of year	88,331	99,283	269,301	301,311
End of year	$79,341	$88,331	$263,635	$269,301
Undistributed net investment income (loss) at end of year	$715	$—	$3,364	$—
Distributions in excess of net investment income at end of year	$—	$(270)	$—	$(696)

See Notes to Financial Statements

	NEW YORK INTERMEDIATE MUNICIPAL FUND
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$4,793	$5,241
Net realized gain (loss) on investments	(1,053)	(270)
Change in net unrealized appreciation (depreciation) of investments	7,294	(8,636)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(426)	(1,732)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	10,608	(5,397)
Distributions to Common Shareholders From (Note A):
Net investment income	(3,542)	(3,580)
From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with tender offer (Note E)	(7,441)	—
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(375)	(8,977)
Net Assets Applicable to Common Shareholders:
Beginning of year	71,055	80,032
End of year	$70,680	$71,055
Undistributed net investment income (loss) at end of year	$608	$—
Distributions in excess of net investment income at end of year	$—	$(220)

Notes to Financial Statements Intermediate Municipal Closed-End Funds

Note A—Summary of Significant Accounting Policies:

1  General: The Funds were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Each Fund's Board of Directors may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"), formerly known as FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109." ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006—2008. As of October 31, 2009, the Funds did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

  As determined on October 31, 2009, there were no permanent differences resulting from different book and tax accounting reclassified at fiscal year-end for California. As determined on October 31, 2009, permanent differences resulting primarily from different book and tax accounting for defaulted bonds were reclassified at year-end for Intermediate and New York. These reclassifications had no effect on income, net asset value or net asset value per share for Intermediate and New York.

  The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2009	2008	2009	2008	2009	2008
California	$4,756,650	$6,458,574	$28,416	$7,760	$4,785,066	$6,466,334
Intermediate	14,800,907	20,178,654	99,261	38,868	14,900,168	20,217,522
New York	3,956,547	5,304,908	11,613	6,228	3,968,160	5,311,136

  As of October 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
California	$1,042,807	$—	$—	$1,507,904	$(1,525,938)	$1,024,773
Intermediate	4,517,274	—	—	5,096,161	(10,809,374)	(1,195,939)
New York	914,445	—	—	198,908	(1,861,396)	(748,043)

  The differences between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, capital loss carryforwards and, for Intermediate and New York, defaulted bond income adjustments.

  To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at October 31, 2009, each Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2011	2012	2013	2014	2015	2016	2017
California	$—	$159,305	$4,477	$—	$—	$—	$1,362,156
Intermediate	509,968	328,363	58,816	—	126,780	232,566	9,552,881
New York	362,560	156,636	18,838	—	—	269,555	1,053,807

5  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

  On November 16, 2009, each Fund declared a monthly distribution to common shareholders payable December 15, 2009, to shareholders of record on November 30, 2009, with an ex-date of November 25, 2009 as follows:

Distribution per share
California	$0.059
Intermediate	0.060
New York	0.059

  On December 10, 2009, each Fund declared a monthly distribution to common shareholders payable January 15, 2010, to shareholders of record on December 31, 2009, with an ex-date of December 29, 2009 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7  Financial Leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares ("AMPS"), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

  On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

  All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value"). Distributions to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay distributions every 7 days for each Fund's AMPS Series A and every 28 days for each Fund's AMPS Series B, unless in a special rate period.

  In the absence of a special rate period, distribution rates are reset every 7 days for each Fund's AMPS Series A, based on the results of an auction. For the year ended October 31, 2009, distribution rates ranged from:

	Distribution Rate
California	0.38	% – 2.99%
Intermediate	0.35	% – 3.00%
New York	0.40	% – 3.09%

  In the absence of a special rate period, distribution rates are reset every 28 days for each Fund's AMPS Series B, based on the results of an auction. For the year ended October 31, 2009, distribution rates ranged from:

	Distribution Rate
California	0.38	% – 2.99%
Intermediate	0.35	% $– 8.68%
New York	0.43	% – 8.45%

  The Funds declared distributions to AMPS shareholders for the period November 1, 2009 to November 30, 2009 for each series of the AMPS as follows:

	Series A Shares	Series B Shares
California	$10,147	$10,378
Intermediate	30,349	30,597
New York	8,416	8,269

  Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. A failed auction occurs when sellers outnumber bidders, and as a result, sellers cannot sell all, and in many cases any, of their auction rate preferred securities. When a failed auction occurs, the distribution rate for auction rate preferred securities resets to a maximum rate, which is typically determined according to a formula applied to a "base" rate. Historically, if there were not a sufficient number of bids to purchase all the auction rate preferred securities submitted to be sold in an auction, one or more broker-dealers would voluntarily allocate their own capital to purchase the remaining auction rate preferred securities. In doing so, the broker-dealer(s) would prevent a failed auction and, therefore, payment of distributions at the maximum rate. In 2008, most broker-dealers c eased allocating their capital to auctions for auction rate preferred securities, resulting in the unprecedented number of failed auctions.

  Beginning in February 2008, the auctions for the Funds' AMPS have consistently failed. Although the failed auctions have resulted in a lack of liquidity for preferred shareholders, they are not an event of default for the Funds nor have they affected the credit quality of the AMPS. The Funds have paid, and continue to pay, distributions on their AMPS that are set at the maximum rate, which is 110% of the base rate (the base rate is the greater of an "AA" rated composite commercial paper rate or the taxable equivalent of a short-term municipal bond rate) as a result of the failed auctions.

  If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Funds' returns for common shareholders could be adversely affected. The Funds continue to monitor the developments in the AMPS market to attempt to identify alternative financing arrangements that would enable the Funds to redeem their AMPS but continue using leverage. The Funds will consider the interests of the common and preferred shareholders when evaluating any potential solutions.

  The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value.

  The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

  The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or a Fund's charter. The holders of a Fund's AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8  Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest substantially all of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds' securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9  Indemnifications: Like many other companies, the Funds' organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund's maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

  Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

  Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2009	0.15
2010	0.10
2011	0.05

  Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

  In connection with the May 2009 tender offer and the Tender Offer Program, more fully described in Note E, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets for each Fund would be:

Year Ended October 31,	% of Average Daily Managed Assets
2010	0.15
2011	0.10
2012	0.05

  For the year ended October 31, 2009, such waived fees amounted to $221,526, $676,317, and $179,683 for California, Intermediate, and New York, respectively.

  Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

  During the reporting period, the predecessor of Management, the investment manager of the Funds, and Neuberger, the sub-adviser of the Funds, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Funds' Management Agreements and Sub-Advisory Agreements. Such an assignment, by law, would automatically terminate those agreements. Accordingly, prior to the closing, each Fund's Board, including the Directors who are not "interested persons" of the Funds' investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders in May 2009.

  These events have not had a material impact on the Funds or their operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

  Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2009, the impact of this arrangement was a reduction of expenses of $1,062, $4,820, and $1,200 for California, Intermediate, and New York, respectively.

  In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1% for each successful auction, and up to 3/20 of 1% if the auction fails; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

  In order to satisfy rating agency requirements, each Fund is required to provide each rating agency that rates its AMPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain its rating on the AMPS. "Discounted value" refers to the fact that a rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street for the preparation of this report which is reflected in the Statements of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

  For the year ended October 31, 2009, there were purchase and sale transactions (excluding short-term securities) as follows:

(000's omitted)	Purchases	Sales
California	$38,941	$54,069
Intermediate	178,017	190,558
New York	39,019	43,423

Note D—Capital:

  At October 31, 2009, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

	Common Shares Outstanding	Common Shares Owned by Neuberger
California	5,507,477	6,981
Intermediate	18,634,612	6,981
New York	5,023,997	6,981

  Transactions in common shares for the years ended October 31, 2009 and October 31, 2008, were as follows:

	Redemption of Common Shares (Note E)		Net Decrease in Common Shares Outstanding
	2009	2008	2009	2008
California	(1,291,877)	—	(1,291,877)	—
Intermediate	(2,070,512)	—	(2,070,512)	—
New York	(558,221)	—	(558,221)	—

Note E—Tender Offer Program:

  Each Fund conducted a tender offer that commenced on May 1, 2009 and expired on May 29, 2009. Each Fund offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Each Fund's tender offer was oversubscribed. In accordance with the terms of its tender offer, each Fund accepted all shares properly tendered by shareholders holding fewer than 100 common shares that tendered all their shares and that provided appropriate certification as part of the tender ("odd-lot adjustment"). Each Fund purchased the remainder of the common shares on a pro-rata basis, after making the odd-lot adjustment, based on the number of shares properly tendered. Under the terms of each tender offer, on June 5, 2009, California, Intermediate and New York accepted 679,935, 2,070,512 and 558,221 common shares, respectively, representing in each case approximately 10% of the Funds' then-outstanding common shares. Final payment was made at $13.46, $13.46 and $13.33 per share for California, Intermediate and New York, respectively, in each case representing 98% of the Fund's NAV per share on May 29, 2009.

  In addition, each Fund's Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period (each, a "Tender Offer Program"). Under each Tender Offer Program, if a Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

  Each Fund's initial measurement period under the Tender Offer Program commenced June 5, 2009 and ended August 28, 2009 (the "Measurement Period"). During the Measurement Period, each of Intermediate and New York traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer. California, however, traded at an average daily discount to NAV of greater than 10% for the Measurement Period and, therefore, conducted a tender offer that commenced September 18, 2009 and ended October 16, 2009. California offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. California's tender offer was oversubscribed. In accordance with the terms of the tender offer, California accepted all shares properly tendered by shareholders holding fewer than 100 common shares that tendered all their shares and that provided appropriate certification as part of the tender. California purchased the remainder of the common shares on a pro-rata basis, after making the odd-lot adjustment, based on the number of shares properly tendered. Under the terms of the tender offer, on October 23, 2009, California accepted 611,942 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $14.15 per share, representing 98% of the NAV per share on October 16, 2009.

  In connection with each Fund's May 2009 tender offer and Tender Offer Program, Management agreed to voluntarily extend for one year the contractual fee waivers currently in place for each Fund to offset some of the expenses associated with, or possible increases in each Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). Each Board retains the ability, consistent with its fiduciary duty, to opt out of its Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on its Fund or its Fund's shareholders.

Note F—Recent Accounting Pronouncement:

  In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC 855"), formerly known as FAS 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Funds' financial statements through December 17, 2009. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Funds' financial statements through this date.

Note G—Market Events:

  During the past year, the U.S. and global economies and the financial markets experienced significant disruptions, the effects of which are continuing to work their way through the economy. Because these market events are widespread and unprecedented, it is difficult to predict their ultimate severity or duration or the way in which they will affect particular issuers or market sectors.

Financial Highlights

California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended October 31,
	2009	2008	2007	2006	2005
Common Share Net Asset Value, Beginning of Year	$12.99	$14.60	$15.00	$14.68	$15.06
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.88	.92	.94	.94	.91
Net Gains or Losses on Securities (both realized and unrealized)	1.22	(1.58)	(.35)	.37	(.40)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.08)	(.31)	(.30)	(.27)	(.14)
Total From Investment Operations Applicable to Common Shareholders	2.02	(.97)	.29	1.04	.37
Less Distributions to Common Shareholders From:
Net Investment Income	(.66)	(.64)	(.69)	(.72)	(.75)
Accretive Effect of Tender Offer	.06	—	—	—	—
Common Share Net Asset Value, End of Year	$14.41	$12.99	$14.60	$15.00	$14.68
Common Share Market Value, End of Year	$13.14	$10.73	$13.08	$14.65	$13.75
Total Return, Common Share Net Asset Value†	17.12%	(6.39)%	2.16%	7.51%	2.96%
Total Return, Common Share Market Value†	29.29%	(13.69)%	(6.29)%	12.10%	7.82%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$79.3	$88.3	$99.3	$101.9	$99.7
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$59.0	$59.0	$59.0	$59.0	$59.0
Ratios are calculated using Average Net Assets Applicable to Common Shareholders Ratio of Gross Expenses#	1.34%	1.03%	.94%	.93%	.96%
Ratio of Net Expenses‡	1.34%	1.02%	.94%	.93%	.96%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.51%	6.45%	6.36%	6.36%	6.08%
Portfolio Turnover Rate	27%	14%	3%	3%	3%
Asset Coverage Per Preferred Share, End of Year@	$58,620	$62,432	$67,108	$68,208	$67,273

See Notes to Financial Highlights

Financial Highlights

Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended October 31,
	2009	2008	2007	2006	2005
Common Share Net Asset Value, Beginning of Year	$13.01	$14.55	$14.91	$14.68	$15.11
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.95	.97	.98	.97	.95
Net Gains or Losses on Securities (both realized and unrealized)	.91	(1.53)	(.35)	.30	(.43)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.08)	(.33)	(.32)	(.29)	(.15)
Total From Investment Operations Applicable to Common Shareholders	1.78	(.89)	.31	.98	.37
Less Distributions to Common Shareholders From:
Net Investment Income	(.67)	(.65)	(.67)	(.75)	(.80)
Accretive Effect of Tender Offer	.03	—	—	—	—
Common Share Net Asset Value, End of Year	$14.15	$13.01	$14.55	$14.91	$14.68
Common Share Market Value, End of Year	$13.01	$11.00	$12.86	$14.22	$13.62
Total Return, Common Share Net Asset Value†	14.73%	(5.87)%	2.48%	7.22%	2.93%
Total Return, Common Share Market Value†	24.76%	(9.95)%	(5.03)%	10.22%	5.32%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$263.6	$269.3	$301.3	$308.7	$303.9
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$179.4	$179.4	$179.4	$179.4	$179.4
Ratios are calculated using Average Net Assets Applicable to Common Shareholders Ratio of Gross Expenses#	1.09%	.87%	.79%	.78%	.80%
Ratio of Net Expenses‡	1.08%	.86%	.78%	.78%	.80%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.98%	6.80%	6.65%	6.61%	6.33%
Portfolio Turnover Rate	40%	8%	4%	6%	2%
Asset Coverage Per Preferred Share, End of Year@	$61,743	$62,606	$67,027	$68,048	$67,368

See Notes to Financial Highlights

Financial Highlights

New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended October 31,
	2009	2008	2007	2006	2005
Common Share Net Asset Value, Beginning of Year	$12.73	$14.34	$14.69	$14.47	$14.90
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.89	.94	.95	.96	.93
Net Gains or Losses on Securities (both realized and unrealized)	1.16	(1.60)	(.33)	.29	(.44)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.08)	(.31)	(.30)	(.28)	(.14)
Total From Investment Operations Applicable to Common Shareholders	1.97	(.97)	.32	.97	.35
Less Distributions to Common Shareholders From:
Net Investment Income	(.66)	(.64)	(.67)	(.75)	(.78)
Accretive Effect of Tender Offer	.03	—	—	—	—
Common Share Net Asset Value, End of Year	$14.07	$12.73	$14.34	$14.69	$14.47
Common Share Market Value, End of Year	$12.88	$10.57	$12.99	$14.60	$13.54
Total Return, Common Share Net Asset Value†	16.74%	(6.50)%	2.50%	7.05%	2.87%
Total Return, Common Share Market Value†	28.71%	(14.30)%	(6.58)%	13.70%	7.68%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$70.7	$71.1	$80.0	$81.9	$80.7
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$48.3	$48.3	$48.3	$48.3	$48.3
Ratios are calculated using Average Net Assets Applicable to Common Shareholders Ratio of Gross Expenses#	1.37%	1.09%	1.00%	.98%	1.02%
Ratio of Net Expenses‡	1.37%	1.09%	1.00%	.98%	1.01%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.70%	6.64%	6.56%	6.60%	6.30%
Portfolio Turnover Rate	33%	10%	1%	5%	2%
Asset Coverage Per Preferred Share, End of Year@	$61,627	$61,892	$66,496	$67,488	$66,813

See Notes to Financial Highlights

Notes to Financial Highlights

Intermediate Municipal Closed-End Funds

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

	Year Ended October 31,
	2009	2008	2007	2006	2005
California	1.59%	1.34%	1.34%	1.32%	1.36%
Intermediate	1.33%	1.19%	1.18%	1.17%	1.20%
New York	1.62%	1.41%	1.40%	1.38%	1.41%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††  Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

	Year Ended October 31,
	2009	2008	2007	2006	2005
California	.58%	2.17%	2.02%	1.86%	.91%
Intermediate	.57%	2.27%	2.20%	1.95%	1.02%
New York	.59%	2.19%	2.07%	1.90%	.92%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Funds") as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and si gnificant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. at October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 17, 2009

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of the Funds. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. Each Fund's Statement of Additional Information includes additional information about Directors as of the time of each Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about each Board of Directors

Name, (Year of Birth) and Address(1)	Position(2) with Each Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

CLASS I

Independent Directors

Faith Colish (1935)	Director since 2002	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	46	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960)	Director since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	46	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Cornelius T. Ryan (1931)	Director since 2002	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	46	None.

Peter P. Trapp (1944)	Director since 2002	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

Name, (Year of Birth) and Address(1)	Position(2) with Each Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Director who is an "Interested Person"

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	46	Chairman of the Board, Staten Island Mental Health Society since 2008.

CLASS II

Independent Directors

John Cannon (1930)	Director since 2002	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	46	Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

C. Anne Harvey (1937)	Director since 2002	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	46	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Name, (Year of Birth) and Address(1)	Position(2) with Each Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

George W. Morriss (1947)	Director since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	46	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth) and Address(1)	Position(2) with Each Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Director who is an "Interested Person"

Jack L. Rivkin* (1940)	Director since 2002; formerly, President 2002 to 2008	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	46	Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

Name, (Year of Birth) and Address(1)	Position(2) with Each Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	46	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Robert A. Kavesh (1927)	Director since 2002	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	46	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Howard A. Mileaf (1937)	Director since 2002	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	46	Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Name, (Year of Birth) and Address(1)	Position(2) with Each Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Edward I. O'Brien (1928)	Director since 2002	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	46	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Candace L. Straight (1947)	Director since 2002	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	46	Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth) and Address(1)	Position(2) with Each Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Director who is an "Interested Person"

Joseph V. Amato* (1962)	Director since 2008	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.	46	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2012, 2010, and 2011, respectively, and at each third annual meeting of shareholders thereafter.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Funds by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Funds by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of each Fund

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002	Senior Vice President, Neuberger, since 2007 and Employee since 1999; formerly, Vice President, Neuberger, 2002 to 2006; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002	Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008	Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003	Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2003 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)

Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; formerly, Vice President, Neuberger, 1999 to 2003; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

In January 2010 you will receive information to be used in filing your 2009 tax returns, which will include a notice of the exact tax status of all distributions paid to you by each Fund during calendar 2009. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2009, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

Neuberger Berman

California Intermediate Municipal Fund Inc.	99.41%
Intermediate Municipal Fund Inc.	99.33%
New York Intermediate Municipal Fund Inc.	99.71%

Report of Votes of Shareholders

An annual meeting of shareholders of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. was held on May 13, 2009. Upon completion of the acquisition of Neuberger Berman Management LLC ("Old Management") and Neuberger Berman, LLC ("NB, LLC") by NBSH Acquisition, LLC, an entity organized by key members of Neuberger Berman's senior management (the "Acquisition"), each Fund's management and sub-advisory agreements with Old Management and NB, LLC, respectively, automatically terminated. To provide for continuity of management, interim management and sub-advisory agreements became effective upon completion of the Acquisition on May 4, 2009. Shareholders voted to approve a new management agreement between each Fund and a newly-formed successor entity to Old Management ("New Management") and a new sub-advisory agreement with respect to each Fund, between New Management and Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger").

Each Fund's Shareholders also voted to elect six Class I Directors to serve until the annual meeting of shareholders in 2012, or until their successors are elected and qualified. Each Fund's Class II Directors (which include John Cannon, C. Anne Harvey, George W. Morriss, Tom D. Seip and Jack L. Rivkin) and Class III Directors (which include Joseph V. Amato, Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, Edward A. O'Brien and Candace L. Straight) continue to hold office until the annual meeting in 2010 and 2011, respectively.

PROPOSAL 1 – TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN EACH FUND AND NEW MANAGEMENT

Common and Preferred Shares Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
California Intermediate Municipal	3,138,518	251,231	123,920	870,627
Intermediate Municipal	8,657,370	1,371,177	386,271	2,541,457
New York Intermediate Municipal	2,320,928	420,791	104,420	704,791

PROPOSAL 2 – TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO EACH FUND BETWEEN NEW MANAGEMENT AND NEUBERGER

Common and Preferred Shares Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
California Intermediate Municipal	3,167,671	224,523	121,476	870,626
Intermediate Municipal	8,666,017	1,379,685	369,116	2,541,457
New York Intermediate Municipal	2,320,484	426,821	98,837	704,791

PROPOSAL 3 – TO APPROVE THE ELECTION OF SIX CLASS I DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2012:

Common and Preferred Shares California Intermediate Municipal	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Faith Colish	4,063,067	320,689	—	—
Robert Conti	4,094,465	289,921	—	—
Michael M. Knetter	4,062,365	321,931	—	—
Cornelius T. Ryan	4,062,365	321,931	—	—
Peter P. Trapp	4,064,285	320,011	—	—
Common and Preferred Shares Intermediate Municipal	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Faith Colish	11,650,471	1,305,804	—	—
Robert Conti	11,636,153	1,320,122	—	—
Michael M. Knetter	11,634,703	1,321,572	—	—
Cornelius T. Ryan	11,648,471	1,307,804	—	—
Peter P. Trapp	11,651,038	1,305,507	—	—
Common and Preferred Shares New York Intermediate Municipal	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Faith Colish	3,094,018	456,915	—	—
Robert Conti	3,104,212	446,721	—	—
Michael M. Knetter	3,084,791	466,142	—	—
Cornelius T. Ryan	3,077,566	473,367	—	—
Peter P. Trapp	3,094,686	456,247	—	—

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

H0649 1209

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman California Intermediate Municipal Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21167 (filed on July 10, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $37,250 and $39,250 for the fiscal years ended 2008 and 2009, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,500 and $6,500 for the fiscal years ended 2008 and 2009, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,000 and $10,000 for the fiscal years ended 2008 and

2009, respectively. The nature of the services provided comprised tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $16,500 and $16,500 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $400,000 and $100,000 for the fiscal years ended 2008 and 2009, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act"). Its members are Martha C. Goss, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

 Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) The following Portfolio Manager has day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

James L. Iselin is a Senior Vice President of NB Management and Neuberger Berman LLC. Mr. Iselin joined Neuberger Berman LLC in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group since 1993.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Manager has day-to-day management responsibility as of October 31, 2009.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

James L. Iselin
Registered Investment Companies*	3	$654	-	-
Other Pooled Investment Vehicles	1	$197	-	-
Other Accounts**	1,060	$8,663	-	-

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP Accounts).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant. For example, the Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if the Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, a conflict of interest may arise if NB Management and the Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2009)

A portion of the compensation paid to the Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Manager is paid a base salary that is not dependent on performance. The Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Manager’s compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman LLC prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

The Portfolio Manager may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts the Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue the Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Manager in the Registrant as of October 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
James L. Iselin	A

A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = $1,000,001 or More

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

This table shows the purchases by or on behalf of the Registrant, or affiliated purchasers of the Registrant, of common stock that is registered by the Registrant pursuant to Section 12 of the Exchange Act.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

May 1 through May 31*	N/A	N/A	N/A	N/A
June 1 through June 30*	679,935	$13.46	679,935	679,935
July 1 through July 31	N/A	N/A	N/A	N/A
August 1 through August 31	N/A	N/A	N/A	N/A
September 1 through September 30**	N/A	N/A	N/A	N/A
October 1 through October 31**	611,942	$14.15	611,942	611,942
Total	1,291,877	$13.79	1,291,877	1,291,877

*

The Registrant conducted a tender offer from May 1, 2009 to May 29, 2009 (the “Tender Offer”). Under the terms of the Tender Offer, the Registrant offered to purchase up to 10% of its outstanding common stock at a price equal to 98% of its Net Asset Value (“NAV”) per share determined on the day the Tender Offer expired. The Tender Offer expired on May 29, 2009. On June 5, 2009, the Registrant accepted for tender 679,935 common shares, representing approximately 10% of its then outstanding common shares. Final payment was made at $13.46 per share, representing 98% of the NAV per share on May 29, 2009.

**

In addition, the Registrant implemented a semi-annual tender offer program consisting of up to four tender offers over a two-year period (“Tender Offer Program”). Under the Tender Offer Program, if the Registrant's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Registrant would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires. The initial measurement period under the Tender Offer Program commenced June 5, 2009 and ended August 28, 2009 (the “Measurement Period”). The Registrant traded at an average daily discount to NAV of greater than 10% during the Measurement Period and, therefore, conducted a tender offer that commenced September 18, 2009 and ended October 16, 2009. The Registrant offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Under the terms of the tender offer, on October 23, 2009, the Registrant accepted 611,942 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $14.15 per share, representing 98% of the NAV per share on October 16, 2009.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21167 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman California Intermediate Municipal Fund Inc.

By:	/s/ Robert Conti Robert Conti Chief Executive Officer

Date: December 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti Robert Conti Chief Executive Officer

Date: December 24, 2009

By:	/s/ John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: December 24, 2009